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                                                                    Exhibit 99.1

                        KITTY HAWK, INC. AND SUBSIDIARIES

            UNAUDITED CONSOLIDATED BALANCE SHEET AS OF JULY 31, 2002

                        (in thousands, except share data)


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
                                            ASSETS
Current assets
  Cash and cash equivalents                                                    $     10,585
  Restricted cash and short-term investments                                          9,266
  Trade accounts receivable, net                                                     14,179
  Assets held for sale                                                                3,871
  Inventory and aircraft supplies                                                       541
  Prepaid expenses and other current assets                                          13,240
                                                                               ------------
          Total current assets                                                       51,682

Property and equipment
  Aircraft                                                                          495,923
  Rotable parts                                                                      14,582
  Equipment                                                                          17,103
  Building and leasehold improvements                                                 6,437
                                                                               ------------
      Total property and equipment                                                  534,045
  Accumulated depreciation                                                         (469,564)
                                                                               ------------
      Total property and equipment, net                                              64,481

Other assets, net                                                                    13,971
                                                                               ------------
          Total assets                                                         $    130,134
                                                                               ============

                            LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities
  Accounts payable                                                             $      3,753
  Accrued expenses                                                                   10,864
  Accrued maintenance reserves                                                        8,460
  Pre-petition unsecured liabilities                                                191,447
  Pre-petition secured liabilities                                                  346,066
  Current maturities of long-term debt                                                2,925
                                                                               ------------
          Total current liabilities                                                 563,515
Long-term debt                                                                        3,458
Deferred income taxes                                                                    --
Commitments and contingencies
Stockholders' deficit
  Preferred stock, $1 par value: Authorized shares-- 1,000,000,                          --
    none issued
  Common stock, $.01 par value: Authorized shares-- 25,000,000;
    issued and outstanding-- 17,059,518                                                 171
  Additional capital                                                                134,657
  Retained (deficit)                                                               (571,667)
                                                                               ------------
          Total stockholders' deficit                                              (436,839)
                                                                               ------------
          Total liabilities and stockholders' deficit                          $    130,134
                                                                               ============
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